BLACKROCK FUNDS II

BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

(the “Fund”)

Supplement dated August 30, 2017 to the Statement of Additional Information (“SAI”) of the Fund, dated April 28, 2017, as supplemented to date

Effective immediately, the following change is made to the SAI:

The section of the SAI entitled “Management and Advisory Arrangements — Accounting Services” is deleted in its entirety and replaced with the following:

Accounting Services. Effective August 28, 2017, JPM serves as the accounting services provider for the Emerging Markets Flexible Dynamic Bond Portfolio. JPM records investment, capital share and income and expense activities; verifies and transmits trade tickets; maintains accounting ledgers for investment securities; maintains tax lots; reconciles cash with the Emerging Markets Flexible Dynamic Bond Portfolio’s custodian; reports cash balances to BlackRock; prepares certain financial statements; calculates expenses, gains, losses and income; controls disbursements; works with independent pricing sources; and computes and reports net asset value. In connection with its accounting services, JPM also provides certain administration services to the Emerging Markets Flexible Dynamic Bond Portfolio.

Effective January 1, 2015, BNY Mellon serves as the accounting services provider for the Strategic Income Opportunity Portfolio. BNY Mellon records investment, capital share and income and expense activities; verifies and transmits trade tickets; maintains accounting ledgers for investment securities; maintains tax lots; reconciles cash with the Strategic Income Opportunity Portfolio’s custodian; reports cash balances to BlackRock; prepares certain financial statements; calculates expenses, gains, losses and income; controls disbursements; works with independent pricing sources; and computes and reports net asset value. In connection with its accounting services, BNY Mellon also provides certain administration services to the Strategic Income Opportunity Portfolio.

On January 30, 2017, the Board approved a change in the Strategic Income Opportunity Portfolio’s accounting services provider to JPM. JPM will begin serving as the Strategic Income Opportunity Portfolio’s accounting services provider during the second half of 2017 and will provide the Portfolio with the same accounting services that are provided by the Portfolio’s current accounting services provider.

Shareholders should retain this Supplement for future reference.

SAI-EMD-0817SUP